SUPPLEMENT DATED FEBRUARY 9, 2011

To Prospectus Dated May 1, 2009 – for Legacy Builder Plus
Issued Through Separate Account VUL-A;

By
Transamerica Life Insurance Company

The following information is added to “The Portfolios” section of your prospectus:

Please Note: If you are a policyowner residing in Canada, under current Canadian securities laws you may no longer make investments in the Dreyfus family of funds that are offered as investment options under your respective product(s).  Your existing Dreyfus subaccount(s), if any, will remain open until you transfer out of the subaccount(s).  You will be able to continue to monitor your current Dreyfus subaccount(s) and make transfers from those subaccounts; however, you will not be able to allocate new net premiums or make transfers into the Dreyfus subaccounts. If you currently include one or more Dreyfus subaccounts on your premium allocation election or under an automatic account rebalancing or dollar cost averaging option, you should provide us with new elections which do not include any Dreyfus subaccounts.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS